EXHIBIT 99.1

                           PRIMARY SERVICING AGREEMENT


                BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-1

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,

                                  SERIES 2007-1

                          Dated as of February 1, 2007


                                     between


                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                "Master Servicer"


                                       and


                             WELLS FARGO BANK, N.A.
                                 "Sub-Servicer"

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                                TABLE OF CONTENTS

                                                                                          Page

ARTICLE I.        DEFINITIONS...............................................................
                  Section 1.01.     Defined Terms...........................................

ARTICLE II.       RETENTION AND AUTHORITY OF SUB-SERVICER...................................
                  Section 2.01.     Servicing Standard; Commencement of Servicing
                                    Responsibilities; Authority of Sub-Servicer.............

                  Section 2.02.     Sub-Servicing...........................................

                  Section 2.03.     Notice to Master Servicer of Certain Servicing
                                    Actions and Payments; Compensating Interest
                                    Payment.................................................

ARTICLE III.      SERVICES TO BE PERFORMED..................................................
                  Section 3.01.     Services as Sub-Servicer................................

                  Section 3.02.     Portfolio Manager.......................................

                  Section 3.03.     Maintenance of Errors and Omissions and Fidelity
                                    Coverage................................................

                  Section 3.04.     Delivery and Possession of Servicing Files..............

                  Section 3.05.     Settlements Involving Sub-Servicer......................

ARTICLE IV.       SUB-SERVICER'S COMPENSATION AND EXPENSES..................................
                  Section 4.01.     Sub-Servicing Compensation..............................

ARTICLE V.        THE MASTER SERVICER AND THE SUB-SERVICER..................................
                  Section 5.01.     Sub-Servicer Not to Assign; Merger or
                                    Consolidation of the Sub-Servicer.......................

                  Section 5.02.     Liability and Indemnification of the Sub-Servicer
                                    and the Master Servicer.................................

                  Section 5.03.     Representations and Warranties..........................

ARTICLE VI.       EVENTS OF DEFAULT; TERMINATION............................................
                  Section 6.01.     Events of Default.......................................

                  Section 6.02.     Specially Serviced Mortgage Loans.......................

                  Section 6.03.     Termination of Agreement................................

ARTICLE VII.      MISCELLANEOUS PROVISIONS..................................................
                  Section 7.01.     Amendment...............................................

                  Section 7.02.     Governing Law...........................................

                  Section 7.03.     Notices.................................................

                  Section 7.04.     Consistency with PSA; Severability of Provisions........

                  Section 7.05.     Binding Effect; No Partnership; Counterparts............

                  Section 7.06.     Construction............................................

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                                LIST OF EXHIBITS

Exhibit "A"  Mortgage Loan Schedule

Exhibit "B"  Form of Collection Report

Exhibit "C"  Escrow Report

Exhibit "D"  Property Inspection Report

Exhibit "E"  Form of Additional Reports

Exhibit "F"  Form of Account Certification

Exhibit "G"  Form of Certification

Exhibit "H"  Form of Semi-Annual Servicing Certification

Exhibit "I"  Form of Day One Report

        THIS PRIMARY SERVICING AGREEMENT (this "Agreement") is made effective as of February 1, 2007 by and between BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the "Master Servicer"), and WELLS FARGO BANK, N.A., a national banking association (together with its successors and assigns permitted under this Agreement, the "Sub-Servicer").

                                    RECITALS

        The following Recitals are a material part of this Agreement:

      A. Pursuant to the Pooling and Servicing Agreement (the "PSA") dated as of February 1, 2007, among BANC OF AMERICA COMMERCIAL MORTGAGE INC., as Depositor, BANK OF AMERICA, NATIONAL ASSOCIATION, as Master Servicer, LNR PARTNERS, INC., as Special Servicer and LASALLE BANK NATIONAL ASSOCIATION, as Trustee and REMIC Administrator, relating to the BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1 (a copy of which has been delivered to the Sub-Servicer), the Master Servicer services and administers the Mortgage Loans (as defined below) on behalf of the Trust (as defined in the PSA).

      B. The Master Servicer and the Sub-Servicer desire to enter into an agreement whereby the Sub-Servicer shall perform certain of the Master Servicer's servicing responsibilities under the PSA with respect to the Mortgage Loans as more specifically set forth in this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01. Defined Terms.

      All capitalized terms not otherwise defined in this Agreement have the meanings set forth in the PSA, and the following capitalized terms have the respective meanings set forth below:

      "Accepted Sub-Servicing Practices": As defined in Section 2.01(b).

      "Accounts": The Sub-Servicer Certificate Account, Lock Box Accounts, Servicing Accounts, Reserve Accounts and Escrow Accounts maintained by the Sub-Servicer under this Agreement, each of which (to the extent permitted by the related Mortgage Loan Documents) shall be held in the name of the Sub-Servicer, "in trust for Bank of America, National Association, as Master Servicer, in trust for LaSalle Bank National Association, as Trustee, in trust for Holders of Banc of America Commercial Mortgage Trust 2007-1, Commercial Mortgage Pass-Through Certificates, Series 2007-1."

      "Additional Sub-Servicing Compensation": As defined in Section 4.01(b).

      "Agreement": This Sub-Servicing Agreement, as amended, modified, supplemented or restated by the parties from time to time.

      "Annual Accountants' Report": As defined in Section 3.06.

      "Collection Report": A written report regarding any remittance made pursuant to the terms and provisions of this Agreement, which report shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit B (or in such other form as may be reasonably requested by the Master Servicer from time to time).

      "Day One Report": With respect to each Mortgage Loan, a statement in the form of Exhibit I setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Sub-Servicer has received actual notice (including without limitation those for which a notice has been given to the effect that the prepayment will be made at any time during the applicable Collection Period), indicating the Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

      "Escrow Report": A report regarding escrow accounts and related matters, which report shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit C (or in such other form as may be reasonably requested by the Master Servicer from time to time).

      "Event of Default": As defined in Section 6.01(a).

      "Master Servicer": As defined in the first paragraph of this Agreement.

      "Mortgage Loan": Each of the Whole Loans that is the subject of this Agreement and is identified on the Mortgage Loan Schedule.

      "Mortgage Loan Schedule": The schedule of mortgage loans attached hereto as Exhibit A, which schedule sets forth certain information with respect to the mortgage loans to be sub-serviced hereunder, including a list of the related Companion Loans and the related Sub-Servicing Fee Rate.

      "Property Inspection Report": A written report of each inspection of a Mortgaged Property performed by the Sub-Servicer, which shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit D (or in such other form as may be reasonably requested by the Master Servicer from time to time) and, in any event, shall set forth in detail the condition of the subject Mortgaged Property and specify the occurrence or existence of any sale, transfer or abandonment of, any change in the condition, occupancy or value of, or any waste committed on, the subject Mortgaged Property of which the Sub-Servicer is aware.

      "PSA": As defined in the Recitals to this Agreement.

      "Servicing Officer": Any officer or employee of the Sub-Servicer or the Master Servicer, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

      "Sub-Servicer": As defined in the first paragraph of this Agreement.

      "Sub-Servicer A/B Loan Custodial Account": As defined in Section 3.01(a)(iv)(B).

      "Sub-Servicer Certificate Account": As defined in Section 3.01(a)(iv).

      "Sub-Servicer Remittance Date": The second Business Day preceding the Distribution Date.

      "Sub-Servicer Reporting Date": The third Business Day preceding the Distribution Date.

      "Sub-Servicing Fee": With respect to each Mortgage Loan, the fee designated as such and payable to the Sub-Servicer pursuant to Section 4.01.

      "Sub-Servicing Fee Rate": A rate per annum with respect to each Mortgage Loan as set forth on the Mortgage Loan Schedule.

      "Sub-Servicing File": With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan (other than documents that are required to be a part of the Mortgage File) that are necessary or appropriate to enable the Sub-Servicer to perform its obligations under this Agreement and are either in the possession of the Sub-Servicer on the date of this Agreement or constitute additional documents or information related thereto maintained or created in any form by the Sub-Servicer after the date of this Agreement.

                                   ARTICLE II.

                     RETENTION AND AUTHORITY OF SUB-SERVICER

Section 2.01. Servicing Standard; Commencement of Servicing Responsibilities; Authority of Sub-Servicer.

      (a) The Master Servicer hereby engages the Sub-Servicer to perform (either directly or through sub-servicers (as permitted under this Agreement)), and the Sub-Servicer hereby agrees to perform, with respect to the Mortgage Loans, the servicing duties and obligations of the Master Servicer under the PSA that are delegated to or assumed by the Sub-Servicer under this Agreement throughout the term of, and upon and subject to the terms, covenants and provisions of, this Agreement. The Sub-Servicer shall service and administer the Mortgage Loans pursuant to this Agreement for the benefit of the Master Servicer, any related Companion Loan Holders and the Certificateholders (as a collective whole) in accordance with Accepted Sub-Servicing Practices (defined below), applicable law, the specific terms of the Loan Documents, the PSA, this Agreement and the terms of the related Intercreditor Agreement (if any), taking into account the subordinated nature of a Companion Loan (if any), whether or not a requirement to act in accordance with such standards is specifically recited in any particular provision of this Agreement.

      (b) The "Accepted Sub-Servicing Practices" shall mean with respect to the Sub-Servicer subject to applicable law and the express terms of the relevant Mortgage Loans and in the case of a Whole Loan, the related Intercreditor Agreement, to service and administer the Mortgage Loans for which such Person is responsible hereunder: (a) with the same care, skill, prudence and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, the full collection of all Prepayment Premiums that may become payable under the Mortgage Loans; and (c) without regard to: (i) any known relationship that the Sub-Servicer (or any Affiliate thereof) or may have with the related Mortgagor or with any other party to this Agreement; (ii) the ownership of any Certificate or Companion Loan or any interest in any mezzanine loan by the Sub-Servicer (or any Affiliate thereof); (iii) the right of the Sub-Servicer (or any Affiliate thereof), to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; or (iv) any ownership, servicing and/or management by the Sub-Servicer (or any Affiliate thereof), of any other mortgage loans or real property.

      (c) Except as otherwise provided in this Agreement and subject to the terms of this Agreement and the Master Servicer's limitations of authority as Servicer under the PSA, in performing its obligations under this Agreement, the Sub-Servicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate; provided, however, that the Sub-Servicer shall not, without obtaining the prior written consent of the Master Servicer (which consent (i) may be in the form of an asset business plan or similar document approved in writing by the Master Servicer and (ii) shall be subject to the prior approval of the Special Servicer, the applicable Controlling Holder, the Directing Certificateholder, the Rating Agencies and any other Person if so required under the PSA, which approvals shall be requested by the Master Servicer), take any actions with respect to any Mortgage Loan for which the Master Servicer is required under the PSA to first obtain the consent or approval of the Special Servicer, any Controlling Holder, the Directing Certificateholder, any Rating Agency or any other Person, including pursuant to PSA Sections 3.08, 3.20, 3.21, 3.23 3.28,
3.29 and 3.30. In connection with any action that the Sub-Servicer proposes to take with respect to any of the foregoing PSA provisions referenced in the immediately preceding sentence, the Sub-Servicer shall reasonably cooperate with the Master Servicer to enable the Master Servicer to either grant or withhold its consent its consent with respect to such action. Such reasonable cooperation shall include (but shall not be limited to) the submission by the Sub-Servicer to the Master Servicer of case write-ups and other applicable written analysis which the Sub-Servicer shall prepare with respect to any such action proposed to be taken by the Sub-Servicer. The Sub-Servicer shall process any actions that the Master Servicer shall be permitted to process without any other Person's approval under Section 3.20(g) of the PSA without approval of the Maser Servicer.

Section 2.02. Sub-Servicing.

      The Sub-Servicer may, subject to the consent of the Master Servicer which shall not be unreasonably withheld (provided, however, that the Sub-Servicer need not obtain the approval of the Master Servicer with respect to Persons engaged to perform specific and limited activities (such as the engagement of tax monitoring services, property inspections, etc.) with respect to the Mortgage Loans; provided that such Persons would not constitute a "Servicer" or a party participating in the servicing function for purposes of Regulation AB, in each case such determination to be made without regard to any applicable size threshold (i.e., whether such Person services 5% or under)), enter into any Sub-Servicing agreement with another Sub-Servicer that would permit such Sub-Servicer to perform any or all of the Sub-Servicer's servicing responsibilities under this Agreement as long as each such Sub-Servicing agreement complies with the requirements for Sub-Servicing agreements in PSA
Section 3.22. Notwithstanding any Sub-Servicing agreement, the Sub-Servicer shall remain directly obligated and primarily liable to the Master Servicer for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing agreement to the same extent and under the same terms and conditions as if the Sub-Servicer were servicing the Mortgage Loans alone.

Section 2.03. Notice to Master Servicer of Certain Servicing Actions and Payments; Compensating Interest Payment.

      (a) Regardless of whether the Sub-Servicer is required to obtain prior consent or approval from the Master Servicer pursuant to Section 2.01(c) above, the Sub-Servicer shall provide written notice to the Master Servicer before or simultaneously with taking any of the following actions with respect to any Mortgage Loan:

            (i) any determination of whether or not to release any Insurance Proceeds and Condemnation Proceeds to the Mortgagor under any Mortgage Loan;

            (ii) any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any Mortgaged Property, or any termination or change, or consent to the termination or change, of the franchise affiliation with respect to any hotel property that in whole or in part constitutes any Mortgaged Property;

            (iii) granting any consent to any request by a Mortgagor for approval to incur additional indebtedness or to amend or modify its organizational documents (other than, in each case, where the action is not conditioned on obtaining the consent of the lender);

            (iv) any determination with respect to a Mortgage Loan as to whether a default has occurred under the related Loan Documents by reason of any failure on the part of the related Mortgagor to maintain (A) any insurance required under the related Loan Documents, (B) an all-risk casualty insurance policy or an extended coverage insurance policy (with special form coverage) that does not contain any exclusion for (or a separate insurance policy that expressly provides coverage for) property damage resulting from a terrorist or similar act, or (C) insurance coverage for property damage resulting from a terrorist or similar act upon terms no less favorable than those in place as of the Closing Date; or

            (v) any grant or withholding of consent to, or the performance of, any prepayment of a Mortgage Loan.

      (b) Regardless of whether the consent or approval of the Master Servicer is required pursuant to this Agreement, the Sub-Servicer shall take any reasonable action that is directed by the Master Servicer and relates to the Sub-Servicer's obligations under this Agreement and does not result in a material increase in the Sub-Servicer's expenses; provided, however, that the Sub-Servicer shall not be obligated to take any such action to the extent that the Sub-Servicer determines in its reasonable discretion that such action may cause a violation of (i) applicable laws, court orders or restrictive covenants with respect to any Mortgage Loan or Mortgaged Property, (ii) any term or provision of a Mortgage Loan or (iii) Accepted Sub-Servicing Practices.

      (c) In addition, and without in anyway limiting Section 2.03(a), in connection with any whole or partial Balloon Payments or Principal Prepayments or any Prepayment Charges, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds, as soon as reasonably possible, and in the case of any Principal Prepayment in no event later than five (5) Business Days prior to the date of the applicable Principal Prepayment, the Sub-Servicer shall deliver to the Master Servicer for its review a statement showing all the amounts, including the Sub-Servicer's calculation thereof, to be received or paid in connection therewith.

      (d) Further, in connection with any Principal Prepayment of a Mortgage Loan that gives rise to a Prepayment Interest Shortfall, on the Sub-Servicer Remittance Date related to the Collection Period for which such Principal Prepayment is effective, the Sub-Servicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, a compensating interest payment in an amount equal to the Compensating Interest Payment required to be paid by the Master Servicer under PSA Section 3.19(e) in connection with such Principal Prepayment, except that the Sub-Servicer's compensating interest payment shall be calculated in a manner that (i) does not include amounts received on mortgage loans other than the Mortgage Loans and
(ii) does not include (unless the Prepayment Interest Shortfall occurs as a result of the Sub-Servicer's allowing the related Mortgagor to deviate from the terms of the related loan documents regarding principal prepayments) servicing fees in excess of the portion of the Sub-Servicer's Sub-Servicing Fees for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan for which such Master Servicing Fees are being paid in such Collection Period, calculated at 0.01% per annum. If such Compensating Interest Payment is not so remitted to the Master Servicer, then the Sub-Servicer shall also remit to the Master Servicer interest on such Compensating Interest Payment at the Reimbursement Rate from and including such Sub-Servicer Remittance Date. Any payment by the Sub-Servicer, or acceptance by the Master Servicer, of such Sub-Servicer Compensating Interest Payment and any interest thereon shall not be construed to constitute a waiver of an Event of Default.

                                  ARTICLE III.

                            SERVICES TO BE PERFORMED

Section 3.01. Services as Sub-Servicer.

      With respect to each Mortgage Loan, the Sub-Servicer shall, in accordance with Accepted Sub-Servicing Practices and subject to the supervision of the Sub-Servicer by the Master Servicer as set forth in this Agreement, perform the following servicing activities on behalf of the Master Servicer:

      (a) The Sub-Servicer shall perform the duties and obligations with respect to the Mortgage Loans that the Master Servicer is required to perform under PSA Sections 3.01 (general servicing), 3.02 (notices to Mortgagors), 3.03 (taxes and insurance; escrows and reserves), 3.04 and 3.05 (Certificate Account), 3.07 (insurance), 3.08 (due-on-sale/encumbrance enforcement and assumptions), 3.10 (release of files), 3.12(a) (inspections), 3.12(b) (financial statements and rent rolls), 3.15 (access to information), 3.17(a) (property managers), 3.18 (notices of default, servicing transfers), 3.19 (limitations and authority for certain Mortgage Loans), and 3.20 (modifications, waivers, amendments and consents), 3.28 (matters with respect to Whole Loans) and 3.29 (certain powers of the controlling holders and certain intercreditor matters); provided, however, that:

            (i) the Sub-Servicer shall:

                  (A) provide the Master Servicer with notice of any
            communication by the Mortgagor with respect to any related letter of credit provided by such Mortgagor; and

                  (B) provide to the Master Servicer a certification executed by a duly authorized officer of such Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by such Sub-Servicer, to the extent such letter of credit has been delivered to the Sub-Servicer, and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate, and provide a copy of such letter of credit to the Master Servicer pursuant to Section 3.22(h) of the PSA;

            (ii) within sixty (60) days after the Closing Date, the Sub-Servicer shall notify each provider of a letter of credit for any Mortgage Loan, and provide the Master Servicer with evidence thereof, that the Master Servicer, on behalf of the Trustee for the benefit of the Certificateholders, shall be the beneficiary under each such letter of credit;

            (iii) the Sub-Servicer shall have no obligation to make Advances; provided, that the Sub-Servicer shall provide the Master Servicer not less than five (5) Business Days' written notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan (which notice shall include any and all information in the Sub-Servicer's possession and requested by the Master Servicer that will enable the Master Servicer to determine whether such Servicing Advance would constitute a Nonrecoverable Advance); provided, further, that if the Sub-Servicer fails to provide the Master Servicer with at least five (5) Business Days' written notice that the Master Servicer will be required to make a Servicing Advance, then the Sub-Servicer shall itself make the required Servicing Advance and deliver to the Master Servicer a written request for reimbursement therefor together with any and all information in its possession and requested by the Master Servicer that will enable the Master Servicer to determine whether such Servicing Advance constitutes a Nonrecoverable Advance (the Sub-Servicer's right to such reimbursement being (A) subject to the determination of the Master Servicer or any other Person under the PSA of whether such Servicing Advance constitutes a Nonrecoverable Advance and (B) limited to the amount that the Master Servicer is entitled to be reimbursed under the PSA); provided, however, for the avoidance of doubt, that if such Servicing Advance is so determined to constitute a Nonrecoverable Servicing Advance, the Sub-Servicer shall be entitled to reimbursement therefor out of the portion of the Certificate Account that is maintained by the Master Servicer and/or the Sub-Servicer's Certificate Account to the same extent as Nonrecoverable Advances generally under the PSA;

            (iv) the Sub-Servicer shall establish a certificate account (the "Sub-Servicer Certificate Account") meeting all of the requirements of the portion of the Certificate Account maintained by the Master Servicer under the PSA, and, for purposes of this Agreement, references to the Certificate Account in PSA Section 3.04(a) shall be construed as references to such Sub-Servicer Certificate Account; provided that any withdrawals from the Sub-Servicer Certificate Account shall be made only as specifically authorized under this Agreement. In addition to the creation of the Sub-Servicer Certificate Account, which shall be an Eligible Account and titled in the manner prescribed by the definition of "Accounts" herein, the Sub-Servicer agrees as follows:

                  (A) On or before the Closing Date, the Sub-Servicer shall
            notify the Master Servicer in writing of the name and address of the depository institution at which the Sub-Servicer Certificate Account is maintained and the account number of the Sub-Servicer Certificate Account. The Sub-Servicer shall deliver to the Master Servicer prior written notice of any change in the location, name or address of the applicable depository institution or account number of the Sub-Servicer Certificate Account. The Sub-Servicer shall deposit all payments and collections received by the Sub-Servicer on or in respect of the Mortgage Loans into the Sub-Servicer Certificate Account within one Business Day following receipt.

                  (B) On or before the Closing Date, the Sub-Servicer shall
            establish and maintain one or more sub-accounts of the Sub-Servicer Certificate Account (such sub-accounts, the "Sub-Servicer A/B Loan Custodial Account") to be held for the benefit of the Companion Loan Holders.

                  (C) The Sub-Servicer shall not withdraw funds from the
            Sub-Servicer Certificate Account (including the sub-accounts thereof that are Sub-Servicer A/B Loan Custodial Account), except as follows: (1) to make remittances required under subsection (E) below; (2) if the Master Servicer so directs, to pay to or at the direction of the Master Servicer any fees, expenses or reimbursements payable to one or more parties to the PSA, which fees, expenses or reimbursements have become due and payable under the terms of the PSA and, pursuant to the collective arrangements evidenced by the PSA and the Intercreditor Agreement (if any) related to a particular Mortgage Loan, are payable from payments and collections received on or in respect of the Mortgage Loans; (3) the Sub-Servicer shall be entitled to withdraw and pay to itself any investment or other income earned on amounts on deposit in the Sub-Servicer Certificate Account to which it is entitled; (4) the Sub-Servicer shall withdraw and pay to itself each other item of compensation to which it is entitled (but only from the amounts from which such compensation is payable as otherwise provided herein) and
            (5) the Sub-Servicer shall be entitled to withdraw from the Sub-Servicer Certificate Account at any time any amounts on deposit therein that were not required to be deposited into the Sub-Servicer Certificate Account. The Sub-Servicer shall keep and maintain separate accounting for the purpose of justifying any withdrawals made from the Sub-Servicer Certificate Account (and/or the Sub-Servicer A/B Loan Custodial Account).

                  (D) The Sub-Servicer shall from time to time allocate payments received on or in respect of the Mortgage Loans in accordance with the PSA and the related Intercreditor Agreement.

                  (E) Not later than 2:00 p.m. (Charlotte, North Carolina time)
            on the Sub-Servicer Remittance Date in each month, the Sub-Servicer shall withdraw from the Sub-Servicer Certificate Account (including the portion thereof that constitutes the Sub-Servicer A/B Loan Custodial Account) and remit to the Master Servicer all amounts on deposit in the Sub-Servicer Certificate Account (including the portion thereof that constitutes the Sub-Servicer A/B Loan Custodial Account) as of the close of business on the Sub-Servicer Determination Date, net of (1) all withdrawals that the Sub-Servicer is then required or entitled to make from the Sub-Servicer Certificate Account pursuant to subsection (C) and (2) the amounts to which any respective related Companion Loan Holders are then properly entitled under the related Intercreditor Agreement. The Sub-Servicer shall make remittances to the respective Companion Loan Holders in accordance with Section 3.01(m) below. In addition, the Sub-Servicer shall remit to the Master Servicer within one (1) Business Day after receipt any Late Collections received by the Sub-Servicer and, subject to Section 4.01(b)(ii), any Default Charges.

                  (F) Not later than the time of each remittance of funds to the
            Master Servicer or any Companion Loan Holder pursuant to subsection
            (E), the Sub-Servicer shall deliver (by electronic means) to the Master Servicer or such Companion Loan Holder, as the case may be, a Collection Report substantially in the form attached hereto as Exhibit B, unless (in the case of a Companion Loan Holder) such Companion Loan Holder waives the delivery thereof and a copy of such waiver is delivered to the Master Servicer.

            (v) the creation of any Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F, and a copy of any such certification shall be delivered to the Master Servicer on or prior to the Closing Date and thereafter upon any transfer of such Account;

            (vi) the Sub-Servicer may invest the funds in the Accounts in one or more Permitted Investments on the same terms as the Master Servicer may invest funds in the Certificate Account and the Investment Accounts under PSA Section 3.06(b), and subject to the same restrictions and obligations regarding maturity dates, gains, losses, possession of Permitted Investments and Permitted Investments payable on demand;

            (vii) Section 3.03 of this Agreement shall control with respect to the Sub-Servicer's obligation to maintain a fidelity bond and errors and omissions insurance coverage that satisfies the requirements of PSA
      Section 3.07(c);

            (viii) Section 4.01 of this Agreement shall control with respect to which servicing fees and additional servicing compensation the Sub-Servicer may retain;

            (ix) all notices and certifications under such sections that are required under the PSA to be provided by the Master Servicer to the Trustee, the Depositor, any Mortgage Loan Seller, any Rating Agency, a Controlling Holder, the Directing Certificateholder, the Special Servicer or any other Person shall be provided by the Sub-Servicer to the Master Servicer only (or as otherwise directed by the Master Servicer) within the time set forth in this Agreement (or if no such time is set forth, within one (1) Business Day prior to the date on which the Master Servicer is required to deliver such item to the applicable Person);

            (x) the Sub-Servicer shall not be responsible for any reporting other than with respect to the Mortgage Loans;

            (xi) the Sub-Servicer shall monitor and report to the Master Servicer on or before 30 Business Days following the end of each calendar quarter, on a quarterly basis starting for the quarter (or portion thereof following the Closing Date) the ending in March of 2007, the information on each Mortgage Loan it services with respect to taxes, insurance premiums, assessments, ground rents and other similar items as required by, and in the form of, Exhibit E attached hereto;

            (xii) the Sub-Servicer shall monitor and report to the Master Servicer on or before 30 Business Days following the end of each calendar quarter, on a quarterly basis starting for the quarter (or portion thereof following the Closing Date) ending in March of 2007, on the status of insurance policies and monitor the information relating to the Mortgage Loans as required by, and in the form of, Exhibit E attached hereto;

            (xiii) not later than 2:00 p.m., Charlotte, North Carolina Time on the Sub-Servicer Reporting Date in July (for the months of January through June) and January (for the months of July through December) of each year, the Sub-Servicer shall complete and deliver to the Master Servicer information regarding reserves, UCC Financing Statements, taxes, insurance premiums and ground rents, on a semi-annual basis starting for the period ending in June 2007, in the form of Exhibit H attached hereto;

            (xiv) as to Section 3.19(c) of the PSA, the Sub-Servicer shall deliver Appraisals to the Master Servicer which are obtained with respect to any Mortgaged Property or REO Property; in addition, each Sub-Servicer shall deliver copies of the environmental and engineering reports referenced in this subsection to the Master Servicer;

            (xv) as to Section 3.19(f) of the PSA, a Sub-Servicer shall not consent to any Principal Prepayment, partially or in its entirety, if the Mortgagor would be prohibited from making such Principal Prepayment, without the written consent of the Master Servicer;

            (xvi) as to Section 3.19(g) of the PSA, it shall be deemed modified to not allow any action by the Sub-Servicer thereunder without the prior written consent of the Master Servicer;

            (xvii) as to Section 3.19(h) of the PSA, the Sub-Servicer shall send written notice to each Mortgagor to the effect that, if applicable, the Master Servicer and/or the Trustee have been appointed as the "designee" of the lender under any related Lock-Box Account;

            (xviii) as to Section 3.19(j) of the PSA, references to the Master Servicer shall be deemed references to the Sub-Servicer, and the Sub-Servicer shall forward a copy of any notice required by Section 3.19(j) of the PSA to the Master Servicer; and

            (xix) the Sub-Servicer shall not process any defeasance requests and any defeasance of a Mortgage Loan pursuant to Section 3.26 of the PSA, and the Sub-Servicer shall forward any request for defeasance to the Master Servicer within three (3) Business Days.

      (b) The Sub-Servicer shall, promptly following the Sub-Servicer's knowledge thereof, notify the Master Servicer in writing of all material collection and customer service problems and furnish the Master Servicer with copies of all written communications regarding such issues between the Sub-Servicer and any Mortgagor or any third party in connection with the Sub-Servicer's obligations under this Agreement, including any default notice delivered to a Mortgagor. The Sub-Servicer shall promptly notify the Master Servicer of any other significant events that become known to the Sub-Servicer affecting any Mortgage Loan, Mortgagor or Mortgaged Property, such as a payment default, a bankruptcy, judicial lien or casualty event, and (if requested) shall furnish the Master Servicer with copies of any correspondence or other documents in the possession of the Sub-Servicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Sub-Servicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Sub-Servicer's possession related to such litigation, including copies of the related servicing documents.

      (c) The Sub-Servicer shall promptly notify the Master Servicer in writing upon (i) discovery or receipt of notice by the Sub-Servicer of the occurrence of any event that causes, or with notice or the passage of time or both would cause, any Mortgage Loan to become a Specially Serviced Mortgage Loan or (ii) the Sub-Servicer's having knowledge of any material Document Defect or Breach of a Mortgage Loan-specific representations made by the related Trust Asset Seller in its Trust Asset Purchase Agreement.

      (d) With respect to all servicing responsibilities of the Master Servicer under the PSA that are not being performed by the Sub-Servicer under this Agreement, the Sub-Servicer shall reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities.

      (e) No later than three (3) Business Days after each Distribution Date, the Sub-Servicer shall deliver to the Master Servicer a statement prepared by the Sub-Servicer setting forth the status of the Sub-Servicer Certificate Account as of the close of business on the last day of the preceding calendar month (together with a copy of the most recent monthly bank reconciliation statement received by the Sub-Servicer with respect to the Sub-Servicer Certificate Account) and showing the aggregate amount of deposits into and withdrawals from the Sub-Servicer Certificate Account. In addition, the Sub-Servicer shall prepare and deliver to the Master Servicer the Day One Report (in the form of and setting the information called for by Exhibit I) on the first business day of each month

      (f) The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a mutually acceptable format (with a hard copy upon request and not later than the Business Day following such request): not later than 2:00 p.m. Charlotte, North Carolina Time on the Sub-Servicer Reporting Date, the Collection Report, the CMSA Loan Periodic Update File, the CMSA Property File and the CMSA Delinquent Loan Status Report, the CMSA Comparative Financial Statement Report, the CMSA Servicer Watch List Report, the CMSA Loan Level Reserve-LOC Report and the CMSA Financial File and the CMSA Total Loan Report, each providing the required information as of the related Determination Date.

      (g) The Sub-Servicer shall deliver to Master Servicer copies of any annual, monthly or quarterly financial statements and rent rolls collected with respect to the Mortgaged Properties, in each case within 30 days following receipt thereof by the Sub-Servicer.

      (h) [Reserved]

      (i) The Sub-Servicer shall prepare or have prepared, and deliver to the Master Servicer in electronic format reasonably acceptable to the Master Servicer (using a naming convention for such electronic files that is reasonably acceptable to the Master Servicer), a Property Inspection Report for each inspection performed by it or on its behalf, in each case within ten (10) days following the completion of the related inspection by the Sub-Servicer or a third party at the Sub-Servicer's request. The Sub-Servicer will afford the Master Servicer reasonable cooperation by providing such information as the Master Servicer may request in connection with the Master Servicer's responsibilities in Section 3.12(a) and (b) of the PSA. The Sub-Servicer shall promptly but in no event later than thirty-five (35) days after the related collection of the related operating statements forward each CMSA NOI Adjustment Worksheet and CMSA Operating Statement Analysis Report to the Master Servicer after each update electronically in Microsoft Excel format or such other format as reasonably agreed to between the Master Servicer and the Sub-Servicer.

      (j) Sub-Servicer shall produce such additional written reports with respect to the Mortgage Loans as the Master Servicer may from time to time reasonably request in order to comply with its obligations under the PSA, provided that Sub-Servicer shall not be required to produce ad-hoc non-standard reports.

      (k) [Reserved].

      (l) The Sub-Servicer affirms its agreement to comply with all of the duties and obligations imposed on it as a "Reporting Servicer", a "Sub-Servicer", an "Additional Servicer", a "Servicing Function Participant" and/or a "Reporting Sub-Servicer" under Article XI of the PSA. In addition, by its execution hereof, the Sub-Servicer agrees to such duties and obligations also for the benefit of the Master Servicer as if such duties and obligations inured directly to the benefit of the Master Servicer (in addition to any other party to whom the benefit of any such duty or obligation may otherwise inure under Article XI of the PSA). For the avoidance of doubt, the Sub-Servicer shall reasonably cooperate with the Master Servicer to facilitate the performance by the Master Servicer of the Master Servicer's duties and obligations under
Article XI of the PSA.

            (i) In addition to the duties and obligations contemplated by subsection (l), the Sub-Servicer agrees as follows:

                  (A) The firm that renders the attestation report for the
            Sub-Servicer pursuant to Item 1122 of Regulation AB, as contemplated under Section 11.11 of the PSA, shall be a firm that is registered with the Public Company Accounting Oversight Board and either shall be a "big four" accounting firm or shall be subject to the reasonable approval of the Master Servicer.

                  (B) The Sub-Servicer shall deliver or caused to be delivered to the Master Servicer a copy of each notice, report, certification or other document delivered by or on behalf of the Sub-Servicer to the Trustee or the Depositor under Article XI of the PSA, in each case simultaneously with the delivery thereof to such Person.

                  (C) The Sub-Servicer hereby consents to the filing with the
            SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

                  (D) The Sub-Servicer shall provide to the Master Servicer the certification set forth on Exhibit G hereto no later than five (5) Business Days prior to the date the Master Servicer must provide its related certification under the PSA.

      (m) Notwithstanding anything contained in this Agreement to the contrary, the Sub-Servicer shall perform all of the remittance, reporting and correspondence duties allocated to the Master Servicer under the PSA and related Intercreditor Agreement with respect to a Companion Loan related to a Mortgage Loan. In connection with any remittances to the applicable Companion Loan Holder, the Sub-Servicer shall promptly provide written notice to the Master Servicer and shall promptly send to the Master Servicer a copy of any written correspondence sent to the related Companion Loan Holder. To the extent not inconsistent with its duties under the PSA, the Master Servicer shall reasonably cooperate with the Sub-Servicer in corresponding or otherwise dealing with such holder(s), including to enforce any rights or remedies or otherwise pursue any payment obligation under the related Intercreditor Agreement.

Section 3.02. Portfolio Manager.

      (a) The Sub-Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Master Servicer and to provide assistance to the Master Servicer consistent with the Master Servicer's supervisory authority over the Sub-Servicer under this Agreement.

      (b) The Master Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Sub-Servicer and to provide to the Sub-Servicer information, materials and correspondence relating to the Mortgage Loans and the related Mortgagors which may be necessary or appropriate to enable the Sub-Servicer to perform its obligations under this Agreement.

Section 3.03. Maintenance of Errors and Omissions and Fidelity Coverage.

      The Sub-Servicer shall maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. The Sub-Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Sub-Servicer. In addition, the Sub-Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Mortgage Loans hereunder in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.03 shall be issued by a Qualified Insurer. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of the Sub-Servicer (or one of its respective affiliates) are rated not lower than "A2" by Moody's and "A" by S&P, then the Sub-Servicer (or one of its respective affiliates) shall be entitled to provide self insurance, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

      Unless the Sub-Servicer self-insures in accordance with the provisions set forth above, the Sub-Servicer shall deliver or cause to be delivered to the Master Servicer evidence of such fidelity bond and insurance on or before the Closing Date and thereafter (i) at least 30 days prior to the scheduled expiration thereof, (ii) if not delivered in any calendar year pursuant to clause (i) then upon each anniversary of the Closing Date, and (iii) from time to time upon the Master Servicer's request.

Section 3.04. Delivery and Possession of Servicing Files.

      The Sub-Servicer hereby acknowledges possession of the Sub-Servicing Files and acknowledges and agrees that the Master Servicer has never previously had possession of or control over, and therefore makes no warranty or representation as to the contents or completeness of, the Sub-Servicing Files. The contents of each Sub-Servicing File are and shall be held in a custodial capacity by the Sub-Servicer for the benefit of the Trust as the owner thereof; the Sub-Servicer's possession of the contents of each Sub-Servicing File is for the sole purpose of servicing the related Mortgage Loan; and such possession by the Sub-Servicer shall be in a custodial capacity only. The Sub-Servicer shall release its custody of the contents of any Sub-Servicing File only in accordance with written instructions from the Master Servicer or in accordance with the PSA's grant (if any) to the Master Servicer of authority to release the Servicing File under the PSA.

Section 3.05. Settlements Involving Sub-Servicer.

      In connection with any legal proceedings that are subject to the control of the Master Servicer under Section 3.30 of the PSA and involve the Sub-Servicer hereunder, the Master Servicer shall not, subject to such Section 3.30, enter into any settlement that requires any admission of liability or wrongdoing on the part of the Sub-Servicer without the Sub-Servicer's prior written consent, which consent shall be granted or withheld in a reasonable time under the particular circumstances.

                                   ARTICLE IV.

                    SUB-SERVICER'S COMPENSATION AND EXPENSES

Section 4.01. Sub-Servicing Compensation.

      (a) As compensation for its activities under this Agreement, the Sub-Servicer shall be entitled to receive the Sub-Servicing Fee with respect to each Mortgage Loan, which shall be payable from amounts on deposit in the Sub-Servicing Certificate Account and any subaccount thereof, as applicable. With respect to each Mortgage Loan and any Distribution Date, the Sub-Servicing Fee shall be an amount accrued during the related loan accrual period at the Sub-Servicing Fee Rate on the same principal amount as interest accrues on such mortgage loan. The Sub-Servicing Fee shall be calculated on the same basis and in the same manner as the Master Servicing Fee is calculated in the PSA.

      The Sub-Servicer's right to receive the Sub-Servicing Fees to which it is entitled may not be transferred in whole or in part except in connection with the transfer of all of the Sub-Servicer's responsibilities and obligations under and pursuant to this Agreement and except as otherwise expressly provided in this Agreement.

      (b) As additional sub-servicing compensation, the Sub-Servicer shall also be entitled the following:

            (i) all investment income earned (net of losses incurred) on amounts on deposit in the Sub-Servicing Certificate Account and investment income earned on amounts on deposit in the other Accounts (to the extent consistent with the related Loan Documents and not payable to the related Mortgagor under the Mortgage Loan or applicable law and to the extent provided in PSA Section 3.06(b));

            (ii) Default Charges to the extent set forth in Section 4.01(e);

            (iii) the product of (A) 50% and (B) any amount collected on the Mortgage Loans that is described by Section 3.11(b)(i) (other than Net Default Charges), Section 3.11(b)(ii), Section 3.11(b)(iii) and Section 3.11(b)(vii) of the PSA (giving effect to the penultimate paragraph of Section 3.11(b) of the PSA); provided, however, that the Sub-Servicer shall be entitled to 100% of such amount in connection with any waiver, consent or amendment that the Sub-Servicer is authorized to enter into hereunder without the consent of the Master Servicer;

            (iv) 100% of any amount collected on the Mortgage Loans that is described by Section 3.11(b)(iv) of the PSA; and

            (v) any Prepayment Interest Excesses collected on the Mortgage Loans in any Collection Period for which the Master Servicer is not required to apply Prepayment Interest Excesses on the mortgage loans serviced by it under the PSA to offset Prepayment Interest Shortfalls on such mortgage loans;

            provided, however, that the Sub-Servicer shall not be entitled to any such fees that may be collected in connection with a defeasance of any Mortgage Loan.

      (c) The Sub-Servicer shall promptly remit to the Master Servicer in accordance with this Agreement, all amounts received with respect to the Mortgage Loans (including each of those that become a Specially Serviced Mortgage Loan or an REO Loan) that the Sub-Servicer is not entitled to hold or retain pursuant to this Agreement.

      (d) The Sub-Servicer shall pay all expenses incurred by it in connection with its servicing activities under this Agreement and shall not be entitled to reimbursement thereof except as otherwise specifically provided for in this Agreement or in the PSA.

      (e) The Sub-Servicer shall initially retain all Default Charges collected in connection with a Mortgage Loan. The Master Servicer shall notify the Sub-Servicer in a commercially practicable period of the calculation and the amount of Default Charges (if any) required to be disbursed pursuant to Section 3.27(a), (b) and/or (c) of the PSA, and the Sub-Servicer shall remit such amount to the extent that it has actually collected such amount to the Master Servicer within two (2) Business Days of the Master Servicer's notice to remit and the Sub-Servicer shall retain the remainder as additional sub-servicing compensation. If the Sub-Servicer fails to remit such Default Charges in the time period referenced in the preceding sentence, the Sub-Servicer will be required to remit such Default Charges as received on a going forward basis thereafter. The Master Servicer shall remit to the Sub-Servicer any Default Charges that the Sub-Servicer is required to remit to the Companion Holder.

                                   ARTICLE V.

                    THE MASTER SERVICER AND THE SUB-SERVICER

Section 5.01. Sub-Servicer Not to Assign; Merger or Consolidation of the Sub-Servicer.

      (a) Subject to Section 5.01(b), the Sub-Servicer will keep in full effect its existence, rights and good standing as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction of its formation and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the PSA, the Certificates, the Trust Assets or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      (b) The Sub-Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Sub-Servicer hereunder, and shall be deemed to have assumed all of the liabilities and obligations of the Sub-Servicer hereunder.

      (c) This Agreement and the rights and benefits hereunder of the Sub-Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Sub-Servicer shall be entitled to employ sub-servicers to the extent provided in
Article III and (ii) the Sub-Servicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the approval of the Master Servicer, which approval shall not be unreasonably withheld; provided, such sub-servicer (i) has a master servicer rating of not lower than "CMS2" from Fitch, (ii) is then acting as a master servicer in a commercial mortgage loan securitization rated by Moody's within six months before the date of transfer, provided that Moody's has not downgraded or withdrawn (or placed on watch status) the ratings assigned thereby to any class of securities issued in such securitization citing the continuation of such master servicer as a sole or material factor in such rating action and
(iii) if the Trust Fund or any trust holding a Companion Loan is then subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, has certified to the Master Servicer that it has not theretofore defaulted on its Regulation AB reporting and compliance document delivery obligations under any pooling and servicing agreement for a commercial mortgage securitization. Any such assignment under the prior sentence shall (i) not be effective until such successor Sub-Servicer enters into a written agreement reasonably satisfactory to the Master Servicer agreeing to be bound by the terms and provisions of this Agreement; and (ii) not relieve the assigning Sub-Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Sub-Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void.

      (d) Except as provided above, the Sub-Servicer shall not resign from its obligations and duties hereby imposed on them except upon determination that such duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel (obtained at the expense of the resigning Sub-Servicer) to such effect delivered to the Master Servicer, together with a notice of resignation from the Sub-Servicer. No such resignation shall become effective until a successor servicer reasonably approved by the Master Servicer shall have assumed the Sub-Servicer's responsibilities and obligations under this Agreement.

Section 5.02. Liability and Indemnification of the Sub-Servicer and the Master Servicer.

      (a) Neither the Sub-Servicer nor any of its affiliates, shareholders, directors, officers, members, managers, partners, agents or employees shall (subject to Section 6.01(a)) be under any liability to the Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such Person against any breach of a representation or warranty made in this Agreement, or against any expense or liability specifically required to be borne thereby without right of reimbursement pursuant to the terms of this Agreement or imposed on the Sub-Servicer pursuant to Section 2.01 for a breach of the Accepted Sub-Servicing Practices, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, fraud or negligence in the performance of its obligations or duties under this Agreement or by reason of the negligent disregard of its obligations or duties under this Agreement. The Sub-Servicer and any director, officer, member, manager, agent or employee of the Sub-Servicer may rely in good faith on any document of any kind that, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising under this Agreement.

      (b) The Servicer shall indemnify and hold harmless the Sub-Servicer and any affiliate, shareholder, director, officer, member, manager, partner, agent or employee of the Sub-Servicer from and against any loss, liability, or expense (including reasonable legal fees and expenses) incurred by reason of the Master Servicer's (i) breach of any representation or warranty made by it in this Agreement, (ii) willful misfeasance, bad faith, or negligence in the performance of any of its obligations or duties under this Agreement, (iii) breach of any of its covenants, obligations or duties under this Agreement, (iv) negligent disregard of its obligations or duties under this Agreement, or (v) breach of Accepted Servicing Practices. the Master Servicer agrees to use reasonable efforts to pursue the Trust for indemnification against any loss, liability or expense incurred by the Sub-Servicer in connection with the performance of the Sub-Servicer's duties and obligations under this Agreement as to which the PSA grants to the Master Servicer a right to indemnification from the Trust Fund.

      (c) The Sub-Servicer shall indemnify and hold harmless the Master Servicer and any affiliate, shareholder, director, officer, member, manager, partner, agent or employee of the Master Servicer from and against any loss, liability, penalty, fine, forfeiture, cost or expense (including reasonable legal fees and expenses) incurred in connection with any claim or legal action incurred by reason of the Sub-Servicer's (i) breach of any representation or warranty made by it in this Agreement, (ii) willful misfeasance, bad faith, or negligence in the performance of any of its obligations or duties under this Agreement, (iii) breach of any of its covenants, obligations or duties under this Agreement, (iv) negligent disregard of its obligations or duties under this Agreement, or (v) breach of Accepted Sub-Servicing Practices.

      (d) The indemnification provisions in this Section 5.02 shall survive the termination of this Agreement.

Section 5.03. Representations and Warranties.

      (a) The Sub-Servicer hereby represents, warrants and covenants to the Master Servicer that as of the date of this Agreement:

            (i) The Sub-Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and the Sub-Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

            (ii) The execution and delivery of this Agreement by the Sub-Servicer, and the performance and compliance with the terms of this Agreement by the Sub-Servicer, will not violate the Sub-Servicer's organizational documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or that is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Sub-Servicer or its property is subject, which violation or default (in each case), in the good faith and reasonable judgment of the Sub-Servicer, is likely to affect materially and adversely the ability of the Sub-Servicer to perform its obligations under this Agreement;

            (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Sub-Servicer, enforceable against the Sub-Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, fraudulent transfer, receivership, conservatorship, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Sub-Servicer is not in default with respect to any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which default, in the reasonable, good faith, judgment of the Sub-Servicer, is likely to materially and adversely affect its ability to perform its duties and obligations hereunder;

            (v) No litigation is pending or, to the best of the Sub-Servicer's knowledge, threatened against the Sub-Servicer that would prohibit the Sub-Servicer from entering into this Agreement or, in the Sub-Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Sub-Servicer to perform its obligations under this Agreement;

            (vi) The Sub-Servicer will examine each Sub-Servicing agreement it enters into, if any, and will be familiar with the terms thereof. Any such Sub-Servicing agreements will comply with the provisions of Article III of this Agreement;

            (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sub-Servicer, or compliance by the Sub-Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order that has not been obtained or cannot be obtained prior to the actual performance by the Sub-Servicer of its obligations under this Agreement, and that, if not obtained would not have a materially adverse effect on the ability of the Sub-Servicer to perform its obligations hereunder;

            (viii) The Sub-Servicer has full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement; and

            (ix) The Sub-Servicer currently maintains fidelity bond and errors and omissions coverage meeting the requirements of Article III of this Agreement.

      (b) The Servicer hereby represents, warrants and covenants with the Sub-Servicer that as of the date of this Agreement:

            (i) The Master Servicer is a national banking association in good standing under the laws of the United States of America, and the Master Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

            (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or that is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, which violation or default (in each case), in the good faith and reasonable judgment of the Master Servicer, is likely to affect materially and adversely the ability of the Master Servicer to perform its obligations under this Agreement;

            (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, fraudulent transfer, receivership, conservatorship, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which default, in the reasonable, good faith, judgment of the Master Servicer, is likely to materially and adversely affect its ability to perform its duties and obligations hereunder;

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer that would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order that has not been obtained or cannot be obtained prior to the actual performance by the Master Servicer of its obligations under this Agreement, and that, if not obtained would not have a materially adverse effect on the ability of the Master Servicer to perform its obligations hereunder; and

            (vii) The Master Servicer has full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

      (c) Upon discovery by either the Master Servicer or the Sub-Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.

      (d) The representations and warranties of each of the Master Servicer and the Sub-Servicer set forth in the provisions in this Section 5.03 shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence.

                                   ARTICLE VI.

                         EVENTS OF DEFAULT; TERMINATION

Section 6.01. Events of Default.

      (a) "Event of Default", wherever used in this Agreement, means any one of the following events:

            (i) (A) any failure by the Sub-Servicer to remit to the Master Servicer when due any late payments and any principal prepayments or other unscheduled payments or Balloon Payments (in each case including the related interest payment paid by the Mortgagor) or (B) any failure by the Sub-Servicer to remit to the Master Servicer when due any other amount required to be remitted under this Agreement and the continuation of any such failure described in this clause (B) for a period of one Business Day after written notice of such failure shall have been given to the Subservicer by the Master Servicer (such notice shall be deemed given in accordance with Section 10.9 or when sent if delivered by electronic mail to the following email address: cms.compliance@wellsfargo.com; or

            (ii) [Reserved]

            (iii) any failure of the Sub-Servicer to perform its duties in strict accordance with Article XI of the PSA as incorporated and as modified by Section 3.01(l) of this Agreement; provided, that the Trust Fund is then subject to the reporting requirements of the Exchange Act and the failure of the Sub-Servicer to perform such duties would subject the parties to the PSA and/or the Trust Fund to liability under federal securities laws; or

            (iv) any failure on the part of the Sub-Servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement, which failure continues unremedied for a period of 25 days (ten (10) days in the case of a failure to pay the premium for any insurance policy for any Mortgage Loan required to be maintained hereunder) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer; or

            (v) any breach on the part of the Sub-Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 25 days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer; or

            (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 50 days; or

            (vii) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

            (viii) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, take any corporate action in furtherance of the foregoing, or take any other actions indicating its insolvency or inability to pay its obligations; or

            (ix) the Master Servicer shall have received and promptly forwarded to the Sub-Servicer, or the Sub-Servicer itself shall have received, written notice to the effect that the continuation of the Sub-Servicer in such capacity (A) would result in a qualification, downgrade or withdrawal of one or more ratings assigned by any Rating Agency to the Certificates or (B) would result or has resulted in any rating assigned by any Rating Agency to the Certificates otherwise becoming the subject of a "negative" credit watch, and in any event such circumstances shall not have changed, as confirmed to the Master Servicer in writing by such Rating Agency, within 25 days following the date on which the Master Servicer, or the Sub-Servicer, first received such notice; or

            (x) Moody's has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (B) placed one or more Classes of Certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 25 days of such placement), and, in case of either of clause (A) or (B), citing servicing concerns with the Sub-Servicer as the sole or a material factor in such rating action; or

            (xi) Fitch confirms in writing that the Sub-Servicer no longer has a servicer rating of at least "CPS3"; or

            (xii) the Sub-Servicer creates or causes an "Event of Default" under the PSA.

      (b) Upon any Event of Default, the Master Servicer may, by notice in writing to the Sub-Servicer, in addition to whatever rights the Master Servicer may have at law or in equity, including injunctive relief and specific performance, immediately terminate all of the rights and obligations of the Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, subject to Section 6.02, without the Master Servicer incurring any penalty or fee of any kind whatsoever in connection therewith. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. On or after the receipt by the Sub-Servicer of such written notice of termination from the Master Servicer, all authority and power of the Sub-Servicer in this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer, and the Sub-Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights under this Agreement, including the remittance of funds and the transfers of the Sub-Servicing Files as set forth in Section 6.02.

      (c) Upon discovery by the Sub-Servicer of any Event of Default (regardless of whether any notice has been given as provided in this Agreement or any cure period provided in this Agreement has expired), the Sub-Servicer shall give prompt written notice thereof to the Master Servicer.

      (d) The Master Servicer may waive in writing any default by the Sub-Servicer in the performance of its obligations under this Agreement and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      (e) If the Sub-Servicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes an Event of Default), then interest shall accrue on the amount that was required to be remitted, and the Sub-Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Reimbursement Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

Section 6.02. Specially Serviced Mortgage Loans.

      At such time as a Mortgage Loan becomes a Specially Serviced Mortgage Loans, the servicing authorities and duties of the Sub-Servicer hereunder that are permitted to be performed by the Special Servicer under the PSA shall cease. If such Specially Serviced Mortgage Loan becomes a Corrected Mortgage Loan, the authorities and duties of the Sub-Servicer that ceased as set forth above shall thereupon resume.

Section 6.03. Termination of Agreement.

      (a) This Agreement shall be terminated:

            (i) pursuant to Section 6.01, if the Master Servicer elects to terminate the Sub-Servicer following an Event of Default; or

            (ii) upon resignation by the Sub-Servicer as provided in Section 5.01; or

            (iii) with respect to any Mortgage Loan, upon the purchase or repurchase of such Mortgage Loan pursuant to the PSA or the applicable Intercreditor Agreement and such Mortgage Loan is no longer serviced and administered under the PSA (but in such event, as between the Master Servicer and the Sub-Servicer, if an Intercreditor Agreement contemplates a successor servicing agreement, the Sub-Servicer shall be the party entitled to negotiate for and be the servicer under such successor servicing agreement).

      (b) If the Master Servicer's responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee, the Trustee may, without act or deed on the part of the Trustee, succeed to all of the rights and, except to the extent they arose prior to the date of such succession, obligations of the Master Servicer under this Agreement as provided in PSA
Section 3.01, and the Sub-Servicer shall be bound to the Trustee under all of the terms, covenants and conditions of this Agreement with the same force and effect as if the Trustee was originally the Master Servicer under this Agreement; and the Sub-Servicer does hereby attorn to the Trustee, as the Master Servicer under this Agreement, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee succeeding to the interest of the Master Servicer under this Agreement. The Sub-Servicer agrees, however, upon written demand by the Trustee to promptly execute and deliver to the Trustee an instrument in confirmation of the foregoing provisions, reasonably satisfactory to the Trustee, in which the Sub-Servicer shall acknowledge such attornment and shall confirm to the Trustee its agreement to the terms and conditions of this Agreement. References to the Trustee under this
Section 6.03 shall include any designee of the Trustee or any successor Master Servicer under the PSA.

      (c) Termination pursuant to this Section or as otherwise provided in this Agreement shall be without prejudice to any rights of the Master Servicer or the Sub-Servicer which may have accrued through the date of termination under this Agreement. In connection with any such termination, the Sub-Servicer shall: (i) within one (1) Business Day after the Sub-Servicer's receipt of the notice of termination, remit all funds in the related Accounts to the Master Servicer or such other Person designated by the Master Servicer, net of accrued Sub-Servicing Fees and Additional Sub-Servicing Compensation through the termination date that are due and payable to the Sub-Servicer; (ii) promptly (and in no event later than five (5) Business Days after the Sub-Servicer's receipt of the notice of termination) deliver all related Sub-Servicing Files to the Master Servicer or its designee; and (iii) fully cooperate with the Master Servicer to effectuate an orderly transition of the servicing of the related Mortgage Loans. All rights of the Sub-Servicer relating to the payment of its Sub-Servicing Fees and Additional Sub-Servicing Compensation and all liabilities of the Sub-Servicer, which in any such case accrued under the terms of this Agreement on or before the date of such termination, shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement.

      (d) If the Master Servicer is terminated under Article VII of the PSA and an Event of Default on the part of the Sub-Servicer has not occurred under this Agreement, the Trustee (or a successor master servicer appointed by it) under the PSA shall assume and be bound by the terminated Servicer's obligations and responsibilities under this Agreement.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

Section 7.01. Amendment.

      This is the entire agreement between the parties with respect to the matters set forth in this Agreement, and all prior oral and written agreements with respect to the matters set forth in this Agreement are superseded by the terms of this Agreement. This Agreement, including the provisions of this
Section 7.01, may not be modified except by written amendment to this Agreement signed by the party or parties effected by the same, and the parties hereby: (a) expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.

Section 7.02. Governing Law.

      This Agreement shall be construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws, and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

Section 7.03. Notices.

      (a) All demands, notices and communications under this Agreement shall be in writing and addressed in each case as follows:

            (i)   if to the Sub-Servicer, at
                  Wells Fargo Bank, National Association
                  45 Fremont Street, 2nd Floor
                  San Francisco, California 94105
                  Attn: Commercial Mortgage Servicing
                  Fax: 415-975-7271

                  with a copy to:
                  W. Carson Warden, Esq.
                  Wells Fargo Bank, National Association
                  633 Folsom Street, 7th Floor
                  San Francisco, California 94111
                  Fax: 415-975-7819

                  and to:
                  Wells Fargo Commercial Mortgage Servicing
                  1320 Willow Pass Road, Suite 300
                  Concord, California 94520
                  Attn: Investor Reporting Manager
                  Fax: 925-677-5311

            (ii)  if to the Master Servicer, at:

                  Bank of America, National Association
                  Capital Markets Servicing Group, NC1-026-06-01
                  900 West Trade Street, Suite 650
                  Charlotte, North Carolina 28255
                  Attention: Servicing Manager
                  Fax: (704) 317-4501
                  Reference: Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-1

                  with a copy to:

                  Henry A. LaBrun, Esq.
                  Cadwalader, Wickersham & Taft LLP
                  227 West Trade Street, 24th Floor
                  Charlotte, North Carolina 28202

      (b) Any of the above-referenced Persons may change its address for notices under this Agreement by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices under this Agreement if personally delivered, mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier or facsimile.

      (c) To the extent that any demand, notice or communication under this Agreement is given to the Sub-Servicer by a Servicing Officer of the Master Servicer, such Servicing Officer shall be deemed to have the requisite power and authority to bind the Master Servicer with respect to such communication, and the Sub-Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication. To the extent that any demand, notice or communication under this Agreement is given to the Master Servicer by a Servicing Officer of the Sub-Servicer, such Servicing Officer shall be deemed to have the requisite power and authority to bind the Sub-Servicer with respect to such communication, and the Master Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.

Section 7.04. Consistency with PSA; Severability of Provisions.

      This Agreement shall be subject to the provisions of the PSA, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies. If one or more of the provisions of this Agreement shall be for any reason whatever held by a court to be invalid or unenforceable or shall be determined by a court to be inconsistent with the PSA, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 7.05. Binding Effect; No Partnership; Counterparts.

      Subject to Section 5.01 with respect to the Sub-Servicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. The parties hereby acknowledge and agree that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement; provided, that (except to the extent that the Trustee or its designee or a successor Master Servicer assumes the obligations of the Master Servicer under this Agreement pursuant to Section 6.03 of this Agreement) none of the Trust Fund, the Trustee, any successor Master Servicer, the Special Servicer or any Certificateholder shall have any duties under or any liabilities arising from this Agreement. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Sub-Servicer shall be rendered as an independent contractor for the Master Servicer. For the purpose of facilitating the execution of this Agreement as provided in this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

Section 7.06. Construction.

      The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted. Any pronoun used in this Agreement shall be deemed to cover all genders. The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to." The term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision or section of this Agreement. Words importing the singular number shall mean and include the plural number, and vice versa.

         [Remainder of Page Intentionally Blank; Signature Page Follows]

      IN WITNESS WHEREOF, the Master Servicer and the Sub-Servicer have caused this Agreement to be duly executed as of the date first above written.



                                    SUB-SERVICER:

                                    WELLS FARGO BANK, N.A.,
                                    a national banking association

                                    By:  /s/ Stewart E. McAdams
                                       -----------------------------------------
                                       Stewart E. McAdams, Senior Vice President



                                    MASTER SERVICER:

                                    BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association

                                    By:  /s/ Sean D. Reilly
                                       -----------------------------------------
                                       Sean D. Reilly, Principal

                                   EXHIBIT "A"

                             MORTGAGE LOAN SCHEDULE

                                                                        Sub-Servicing Fee Rate in
Loan Number   Property Name                      Cut-off Date Balance         Basis Points
-----------   --------------------------------   --------------------   -------------------------
    1         Solana                             $     220,000,000.00              1
    1         Solana Pari Passu Note A-2         $     140,000,000.00              1
    2         StratReal Industrial Portfolio I   $     190,000,000.00              1
    3         Tanforan Shopping Center           $     144,000,000.00              1
    4         Sussex Commons I & II              $     102,583,000.00              1
    5         311 West 50th Street               $      47,000,000.00              1
    6         Greenbriar Corporate Center        $      16,650,000.00              1
    7         Westover Village                   $       3,280,000.00              1

                                   EXHIBIT "B"

                                     FORM OF
                                COLLECTION REPORT
                                     2007-1

(Deal Name)
(Subservicer Name)
(Reporting Period)
(Collection Period)

http://schemas.microsoft.com/office/word/2003/wordml013f(Deal Name)
(Subservicer Name)
(Reporting Period)
(Collection Period)

                     (L3)        (L8)       (L10)       (L6)          (L25)         (L24)       (L23)          (L28)
---------------   -----------   -------   ---------   ---------   -------------   ---------   ---------   ---------------

                                                      Scheduled       Total       Scheduled   Scheduled
Master Servicer   Subservicer   Paid to    Current    Principal   Scheduled P&I   Principal   Interest    Other Principal
  Loan Number     Loan Number    Date     Note Rate    Balance         Due         Payment     Payment      Adjustments
                      (L27)           (I30)           (I31)             (L14)
---------------   --------------   -----------   ---------------   ---------------   -----------   -----------   --------------
                   Unscheduled
                    Principal      Prepayment      Prepayment                                      Subservicer
Master Servicer    Collections     Penalty/Yld   Interest Excess   Subservicer Fee   Subservicer   Remittance
  Loan Number     (Curtailments)   Maint Rec'd     (Shortfall)          Rate         Service Fee     Amount      Assumption Fee

---------------   ------------   --------   ---------   --------

                                             Actual      Actual
Master Servicer                  Default    Principal   Interest
  Loan Number     Late Charges   Interest    Payment    Payment

                                   EXHIBIT "C"

                                  ESCROW REPORT


ESCROW REPORT
as of ____________


 Master                               Payment     Payments     Ending
Servicer   Beginning   Transaction    Applied       Made       Escrow
 Loan #     Balance       Date       to Escrow   From Escrow   Balance
--------   ---------   -----------   ---------   -----------   -------

                                   EXHIBIT "D"

                           PROPERTY INSPECTION REPORT

                                   [RESERVED]

                                   EXHIBIT "E"

                           FORM OF ADDITIONAL REPORTS

                         Quarterly Tax Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2007-1

Sub-Servicer:
Period Ending:

               Bank of
Sub-Servicer   America    Borrower   Property   Property   Parcel    Taxing     Next Tax   Last Date    Last Tax
  Loan No.     Loan No.     Name       Name     Address    Number   Authority   Due Date   Tax Paid    Amount Paid
------------   --------   --------   --------   --------   ------   ---------   --------   ---------   -----------




Certified By: _____________________
       Title: _____________________

                         Quarterly UCC Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2007-1

Sub-Servicer:
Period Ending:

               Bank of                                         Original
Sub-Servicer   America    Borrower   Property                   Filing     Original     Continuation    Next Filing
  Loan No.     Loan No.     Name       Name     Jurisdiction    Number    Filing Date   Filing Number      Date
------------   --------   --------   --------   ------------   --------   -----------   -------------   -----------




Certified By: ______________________
        Title: _____________________

                      Quarterly Insurance Monitoring Report


Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2007-1

Sub-Servicer:
Period Ending:



               Bank of                            Policy                                                              Terrorism
Sub-Servicer   America    Borrower   Property   Expiration   Insurance    Type of    Policy   Coverage   Deductible   Coverage
  Loan No.     Loan No.     Name       Name        Date       Carrier    Coverage*   Number    Amount      Amount       (Y/N)
------------   --------   --------   --------   ----------   ---------   ---------   ------   --------   ----------   ---------

                                                        Meets     Meets
                                        Loss Payee    Qualified   Mtge
               Terrorism   Terrorism    Endorsement     Ins.       Doc
Sub-Servicer   Coverage    Deductible    Reflects      Ratings     Req
  Loan No.      Amount       Amount     Trust (Y/N)     (Y/N)     (Y/N)
------------   ---------   ----------   -----------   ---------   -----


* Type of Coverage column should include each type of insurance coverage on a separate line including hazard, business interruption, boiler and machinery, ordinance and law, liability, umbrella, flood(if applicable), earthquake(if applicable), etc.

                                   EXHIBIT "F"

                          FORM OF ACCOUNT CERTIFICATION

Securitization: ________________________________________________________________

Sub-Servicer: __________________________________________________________________

_______________________ New Account ______________ Change of Account Information

Indicate purpose of account (check all that apply):

  ______ Principal & Interest             ______ Deposit Clearing

  ______ Taxes & Insurance                ______ Disbursement Clearing

  ______ Reserves (non interest bearing)  ______ Suspense

  ______ Reserves (interest bearing)

Account Number:_________________________________________________________________

Account Name:___________________________________________________________________

Depository Institution (and Branch):

        Name:___________________________________________________________________

        Street:_________________________________________________________________

        City, State, Zip:_______________________________________________________

        Rating Agency:________________   Rating:_______________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:____________________________________________________________________

Signature:______________________________________________________________________

Title:__________________________________________________________________________

Date:___________________________________________________________________________

Telephone:______________________    Fax:______________________________

                                   EXHIBIT "G"

                           FORM OF CERTIFICATION TO BE

                           PROVIDED TO MASTER SERVICER

Re: Banc of America Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2007-1

            I, [identify the certifying individual], a [title] of [name of company], certify to Bank of America, National Association, as Master Servicer under the Pooling and Servicing Agreement and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Pooling and Servicing Agreement), that:

            (a) All of the distribution, servicing and other information required to be provided to the Master Servicer under the Sub-Servicing Agreement has been provided to the Master Servicer and is included in the servicing reports delivered by the Sub-Servicer to the Master Servicer;

            (b) Based on my knowledge, the servicing information relating to the Sub-Servicer referenced in section (a) above, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the servicing reports;

            (c) I am responsible for reviewing the activities performed by the Sub-Servicer under the Sub-Servicing Agreement and based upon my knowledge and the annual compliance reviews conducted in preparing the servicer compliance statements required under Item 1123 of Regulation AB (which requirements may change after the date hereof) with respect to the Sub-Servicer, and except as disclosed in the compliance certificate delivered by the Master Servicer under
Section 11.10 of the Pooling and Servicing Agreement, the Sub-Servicer has fulfilled its obligations under the Sub-Servicing Agreement in all material respects;

            (d) The accountant's report delivered pursuant to Section 11.11 of the Pooling and Servicing Agreement discloses all significant deficiencies relating to the Sub-Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant; and

            (e) All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities with respect to the Sub-Servicer required pursuant to the Sub-Servicing Agreement and in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 (which requirements may change after the date hereof), have been included as an exhibit to this Certification, except as otherwise disclosed in this Certification. Any material instances of noncompliance described in such reports have been disclosed in this report.

This certification may be referred to and relied upon by the Master Servicer in providing any certifications, and otherwise performing its obligations under,
Section 11.06 of the Pooling and Servicing Agreement. This certificate may not be relied upon by the Master Servicer for any other purpose and may not be used, circulated to, or relied upon by any other person.

Date:   _________________________

[NAME OF COMPANY]



__________________________________
[Signature]
[Title]

                                   EXHIBIT "H"

                       SEMI-ANNUAL SERVICING CERTIFICATION

Sub-Servicer:_______________

RE:    Series_______________

Pursuant to the Sub-Servicing Agreement(s) between Bank of America, National Association and [Sub-Servicer], we certify with respect to each mortgage loan serviced by us for Bank of America, National Association that, as of the period ending ____________________, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

If there are any exceptions to any of the items required in any of the above-referenced paragraphs, such exceptions shall be noted in a schedule attached hereto substantially in the form of Exhibit D to the Sub-Servicing Agreement.

EXCEPTIONS:____________________________________________

Servicing Officer_________________________  Date__________________________

                                   EXHIBIT "I"

                             Form of Day One Report

Sub-Service Name:

Pool Name:

For Payment Due:_______________________

                    Sub      Beginning    Actual     Scheduled     Scheduled    Scheduled            Ending
Master Servicer   Servicer   Principal    Paid to   Monthly P&I    Principal     Interest          Principal
    Loan #         Loan #     Balance      Date       Payment       Payment      Payment            Balance           Interest Rate
---------------   --------   ----------   -------   ------------   ----------   ----------   ----------------------   -------------
                                 $-                      $-            $-           $-                 $-                     0.000%
                                 $-                      $-            $-           $-                 $-                     0.000%
                                 $-                      $-            $-           $-                 $-                     0.000%
---------------   --------   ----------   -------   ------------   ----------   ----------   ----------------------   -------------
TOTAL                            $-                      $-            $-           $-                 $-

Master Servicer   Sub-Service Fee   Sub-Service    Pre-payment      Partial
    Loan #             Rate             Fee          Penalty      Prepayment    Full Prepayment   Prepayment Date
---------------   ---------------   ------------   ------------   -----------   ---------------   ---------------
                            0.000%       $-             $-            $-               $-
                            0.000%       $-             $-            $-               $-
                            0.000%       $-             $-            $-               $-
---------------   ---------------   ------------   ------------   -----------   ---------------   ---------------
TOTAL                                                    $-             $-            $-               $-

Prepared By:______________________________

Title:____________________________________